                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 1995 included in Comdata Holdings Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this registration statement.


                                          /s/ Arthur Andersen LLP


                                          ARTHUR ANDERSEN LLP


Nashville, Tennessee
November 6, 1995